UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

April 30, 2019

U.S. Dynamic Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the U.S. Dynamic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jackson Square Partners, LLC to serve as a new non-discretionary money manager to the Fund. This change became effective on February 12, 2019.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

April 30, 2019

To Shareholders of the U.S. Dynamic Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jackson Square Partners, LLC (“Jackson Square”) to serve as a new non-discretionary money manager to the Fund. This change became effective on February 12, 2019.

The attached Information Statement provides information about Jackson Square, the new portfolio management contract with Jackson Square and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

U.S. DYNAMIC EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the U.S. Dynamic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Manager

On February 11, 2019, the Board authorized the signing of an interim portfolio management contract to engage Jackson Square Partners, LLC (“Jackson Square”) as a non-discretionary money manager with respect to a portion of the assets of the Fund assigned to them by RIM. On February 26, 2019, the Board ratified the approval of the interim portfolio management contract and authorized the signing of a final portfolio management contract with Jackson Square.

Portfolio Management Contract

On February 11, 2019, RIM, as fiduciary for RIC, entered into an interim portfolio management contract with Jackson Square. On February 26, 2019, RIM ratified the interim portfolio management contract and, as fiduciary for RIC, entered into a final portfolio management contract with Jackson Square. The final portfolio management contract will continue until May 31, 2020. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Jackson Square and by Jackson Square upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

Section 15 (“Section 15”) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires, among other things, that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve in-person for an initial term not to exceed two years and, thereafter, approve in-person on at least an annual basis the continuation of the advisory agreement with Russell Investment Management, LLC (“RIM”) (the “RIM Agreement”) and, in the case of Funds employing a managers-of-managers method of investment (“Manager-of-Managers Funds”), the portfolio management contract with each money manager of the Manager-of-Managers Funds (collectively, the “portfolio management contracts”), and that the terms and conditions of the RIM Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. Rule 15a-4(b)(1) under the 1940 Act (“Rule 15a-4”) provides an exception from the requirements of Section 15 to permit a person to serve as an investment adviser (or subadviser) to a fund pursuant to an interim advisory agreement (or subadvisory agreement) if the following conditions are met:

a.

the previous agreement was terminated by: (i) the board of trustees or the vote of a majority of the outstanding voting securities of the registered investment company, (ii) a failure to renew the previous agreement, or (iii) an assignment in which the investment adviser (or subadviser) or a controlling person of the investment adviser (or subadviser) does not directly or indirectly receive money or other benefit;

b.	the compensation to be received under the interim agreement is no greater than the compensation the adviser (or subadviser) would have received under the previous agreement;

c.	the interim agreement has a term no greater than 150 days following the date the previous agreement was terminated; and

d.

the fund’s board of trustees, including a majority of the independent trustees, has approved the interim agreement within 10 business days after the termination of the previous agreement at a meeting in which trustees may participate by any means of communication that allow all trustees participating to hear each other simultaneously during the meeting.

In evaluating approval or continuation of portfolio management contracts pursuant to Section 15, the Board considers that Manager-of-Managers Funds, in employing a manager-of-managers method of investment, operate in a manner that is different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Manager-of-Managers Funds, RIM, however, has engaged multiple unaffiliated money managers whereby an advisory fee is paid by the Manager-of-Managers Fund to RIM which in turn compensates the money manager firms. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Managers Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Manager-of-Managers Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considers that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Manager-of-Managers Funds. Although RIM traditionally has managed Fund exposures through the selection of and allocations to money managers, innovations in RIM portfolio management techniques together with evolutions in available technology, tools and analytics have resulted in changes in RIM’s approach to its Fund investment advisory services. In this regard, assets of each Manager-of-Managers Fund generally have been allocated among RIM and the multiple money manager strategies selected by RIM, subject to Board approval, for that Fund. RIM manages the investment of each Manager-of-Managers Fund’s cash and also may manage directly any portion of each Manager-of-Managers Fund’s assets that RIM determines not to allocate to the money manager strategies and portions of a Manager-of-Managers Fund during transitions between money managers. The Manager-of-Managers Funds usually, but not always, pursue a strategy to be fully invested by exposing all or a portion of their cash to the performance of appropriate markets by purchasing equity securities, fixed income securities and/or derivatives, which typically include futures contracts. This cash “equitization” strategy is managed by RIM. In the case of non-discretionary money manager assignments, RIM itself manages portions of a Manager-of-Managers Fund based upon model portfolios provided by the non-discretionary money managers. In the case of non-discretionary money manager assignments for equity funds, RIM implements model equity portfolios through an “enhanced portfolio implementation,” or “emulation,” process designed to reduce trades and lower turnover, and provide more flexibility to manage tax impacts of trades. In all cases, Manager-of-Managers Fund assets are managed directly by RIM pursuant to authority provided by the RIM Agreement.

RIM is responsible for selecting, subject to Board approval, money managers for each Manager-of-Managers Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies and RIM itself. Each discretionary money manager for a Manager-of-Managers Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Manager-of-Managers Fund assigned to it by RIM (each, a “segment”) in accordance with the Manager-of-Managers Fund’s applicable investment objective, policies and restrictions, any specific parameters placed by RIM upon their selection of portfolio securities and the money manager’s specified role in a Manager-of-Managers Fund. For each Manager-of-Managers Fund, RIM is responsible for, among other things, providing each money manager with a statement of the investment parameters and policies for the assets allocated to it and any specific investment restrictions; monitoring the performance of each money manager and Fund; generally supervising compliance by each money manager with each Fund’s investment objective and policies; with respect to Funds with non-discretionary money managers, purchasing and selling securities for the Funds based on model portfolios representing the investment recommendations of the non-discretionary money managers; managing Fund assets that are not allocated to money manager strategies; managing the Funds’ cash balances; and recommending at least annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board additions or terminations of money managers or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are, in RIM’s judgment, appropriate. RIM may impose specific investment or strategy parameters from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Manager-of-Managers Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on the basis of other factors, including anticipated compatibility with other money managers in the same Manager-of-Managers Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund has reflected, in great part, the performance of RIM in designing the Manager-of-Managers Fund’s investment program, structuring the Manager-of-Managers Fund, selecting effective money managers on a discretionary or non-discretionary basis, and allocating assets among the money managers or their strategies and RIM in a manner designed to achieve the investment objectives of the Manager-of-Managers Fund.

The Board considers that the prospectus for each Manager-of-Managers Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Manager-of-Managers Fund, rather than the investment selection or recommendation role of the Manager-of-Managers Fund’s money managers, and describe the manner in which the Manager-of-Managers Fund operates so that investors may take that information into account when deciding to purchase shares of the Manager-of-Managers Fund.

At a special meeting held by conference call on January 9, 2019 (the “January 9 Meeting”), RIM informed the Board that Suffolk Capital Management, LLC (“Suffolk”), a discretionary money manager for the RIC U.S. Strategic Equity Fund and the RIC U.S. Dynamic Equity Fund (individually, an “Affected Fund” and collectively, the “Affected Funds”), unexpectedly had notified RIM on January 2, 2019 that Suffolk would cease operations on January 31, 2019, thereby effectively terminating its discretionary portfolio management agreement with the Affected Funds (the “Suffolk Agreement”) on that date.

On an informational conference call on January 29, 2019 (the “January 29 Call”), RIM provided the Board with an update on Suffolk’s plan to cease operations and reported that RIM would recommend that the Board approve a new non-discretionary portfolio management agreement (the “New Agreement”) for the Affected Funds with Jackson Square Partners LLC (“Jackson Square”) at a special Board meeting scheduled to be held in person on February 11, 2019 (the “Special Meeting”). RIM reported that effective January 31, 2019, upon the termination of the Suffolk Agreements, RIM would take control of the portions of each Affected Fund’s assets that had been allocated to Suffolk (in each case, a “Suffolk Sleeve”), and, while retaining the portfolio investments in the Suffolk Sleeve pending Board consideration of the New Agreement at the Special Meeting, RIM in the interim would monitor and manage total risk and liquidity in each Affected Fund, while seeking to capitalize on opportunities embedded in each Affected Fund’s Suffolk Sleeve as it deemed appropriate. Due to unforeseen adverse weather conditions which affected travel to the meeting location, the Special Meeting, which had been scheduled to be an in-person meeting, instead was held by conference telephone call pursuant to which all persons participating in the meeting could hear each other simultaneously. At the Special Meeting, the Board, reflecting the change in the Special Meeting from an in-person meeting to a conference call meeting, received a proposal from RIM to enter into an interim non-discretionary portfolio management agreement with Jackson Square for the Affected Funds (the “Interim Agreement”). RIM advised the Board that Suffolk’s momentum investment strategy had a shorter-term horizon with a higher relative turnover and a more concentrated portfolio, and that, without implementation of the Interim Agreement, the assets in the Suffolk Sleeve would be at risk of issuer and/or market developments during the period from the Special Meeting to the Board’s consideration of the New Agreement at the next quarterly in-person Board meeting (the “Interim Period”). To provide suitable portfolio management services with respect to the Suffolk Sleeve assets and continuity in the Affected Funds’ overall investment programs during the Interim Period, RIM expressed its belief that implementation of the Interim Agreement would be in the best interests of each Affected Fund and its shareholders. RIM advised the Board that at the next quarterly Board meeting, scheduled to be held in person on February 26, 2019 (the “Quarterly Board Meeting”), RIM would submit the Interim Agreement for the Board’s ratification and approval, and submit the New Agreement, to replace the Interim Agreement, for the Board’s consideration.

Of the Affected Funds’ assets allocated to money managers or a separate RIM direct management account (i.e. not including assets in the liquidity reserve account managed directly by RIM, which may constitute 5% or more of assets at any given time), at the time of the Special Meeting, the target allocation of assets (1) to the Suffolk Sleeves was 17% for the RIC U.S. Strategic Equity Fund and 29% for the RIC U.S. Dynamic Equity Fund and (2) to a separate RIM direct management account was 30% for the RIC U.S. Strategic Equity Fund and 25% for the RIC U.S. Dynamic Equity Fund.

RIM’s proposal to implement the Interim Agreement during the Interim Period and to submit the New Agreement for consideration by the Board at the in-person Quarterly Board Meeting reflected the conditions of Rule 15a-4 for temporary relief from the in-person meeting requirements applicable to Board approval of portfolio management agreements under Section 15. RIM advised the Board, among other things, that its proposal did not satisfy all conditions for reliance on Rule 15a-4 but was substantially consistent with such conditions to the extent practicable under the circumstances, served the purposes underlying Rule 15a-4 and did not raise concerns addressed by Section 15, and was in the best interests of the Affected Funds and their shareholders. In this regard, RIM stated:

a.	the compensation payable to Jackson Square under the Interim Agreement would be no greater than the compensation Suffolk would have received under the Suffolk Agreement;

b.	the Interim Agreement would remain in effect for no longer than 150 days following the date the Suffolk Agreement was terminated; and

c.

the Board, including a majority of the Independent Trustees, was being asked to approve the Interim Agreement within 10 business days after the termination of the Suffolk Agreement at the Special Meeting in which Trustees were participating by conference call that allowed all Trustees participating to hear each other simultaneously during the Special Meeting.

The Trustees approved the Interim Agreement based substantially on RIM’s recommendation and advice that the Interim Agreement was needed to provide suitable portfolio management services with respect to the assets in the Affected Funds’ Suffolk Sleeves and continuity in the Affected Funds’ overall investment programs during the Interim Period. The Board considered RIM’s advice that, due to the nature of Suffolk’s strategy and portfolio, continuing retention of the investments in the Suffolk Sleeve for the Interim Period could result in significant disruption to the Affected Funds’ respective investment programs, especially in the event of issuer and/or market developments, and, potentially, serious consequences to Affected Funds and their shareholders.

In addition to the reasons advanced by RIM to implement the Interim Agreement, the Trustees’ evaluation of the Interim Agreement for each Affected Fund also reflected information as to Jackson Square’s role in the management of the Affected Funds’ investment portfolio (including the amount of Fund assets to be managed pursuant to Jackson Square’s strategy) and RIM’s evaluation of the anticipated quality of the non-discretionary investment advisory services to be provided by Jackson Square; confirmation by RIM that there were no significant business relationships between Jackson Square and RIM or Russell Investments Financial Services, LLC, the Affected Funds’ underwriter; the CCO’s evaluation of Jackson Square’s compliance program, policies and procedures in relation to Jackson Square’s role in the management of the Affected Funds’ investment portfolio, and certification by the CCO that they were consistent with applicable regulatory standards; RIM’s explanation as to the lack of relevance of Jackson Square’s profitability to the evaluation of portfolio management contracts with money managers because the willingness of money managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by Jackson Square to other clients; RIM’s belief that the proposed Jackson Square fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the decrease in aggregate money manager fees to be paid by RIM from its advisory fee as a result of the engagement of Jackson Square pending the Board’s consideration of the New Agreement; and the expected costs of transitioning Fund assets to Jackson Square’s strategy. RIM confirmed that no money manager fees under the Interim Agreement would be payable to Jackson Square during the Interim Period.

At the in person Quarterly Board Meeting, the Board received proposals from RIM to (i) ratify and approve the Interim Agreement, and (ii) approve the New Agreement to replace the Interim Agreement. RIM noted that, with the exception of the term of the agreements and certain non-material changes of a clarifying nature to be made, the terms and conditions of the New Agreement were the same in all material respects to the Interim Agreement. The Trustees ratified and approved the Interim Agreement and approved the terms of the New Agreement, including the proposed fee rate thereunder, based upon RIM’s recommendation. The Trustees’ approval of the New Agreement reflected the Board’s familiarity with the Affected Funds and information received and discussed at the January 9 Meeting, the January 29 Call and the Special Meeting, and findings made at the Special Meeting, in connection with their evaluation and approval of the Interim Agreement. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2018 meeting in connection with their evaluation and approval of the Affected Funds’ existing investment advisory agreement with RIM and then current money managers for the Affected Funds, as well as information received throughout the course of the year regarding, among other things, the quality of services provided to the Affected Funds in the case of existing money managers and the reasonableness of the aggregate investment advisory fees paid by the Affected Funds, as well as the fact that the aggregate investment advisory fees paid by the Affected Funds would not increase or decrease as a result of the implementation of the Interim or New Agreements because Jackson Square’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Jackson Square, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of all the assets allocated to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.80% (estimated to be $1,143,338 based on an assumed average asset level of $142,917,209 for the twelve months ended October 31, 2018, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.14% (estimated to be $200,084 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.13% (estimated to have been $185,792 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Jackson Square.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Jackson Square acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2019
RIC U.S. Strategic Equity Fund	$2,568 million
RIF U.S. Strategic Equity Fund	$421 million
Delaware Foundation Moderate Allocation Fund	$10 million
Delaware U.S. Growth Fund	$2,376 million
Delaware VIP U.S. Growth Fund	$361 million
Jackson Square Partners Large-Cap Growth Fund	$116 million
MassMutual Select Growth Opportunities Fund	$279 million
PACE Large Co Growth Equity Fund	$480 million
Vanguard U.S. Growth Fund	$3,787 million
Vanguard VIF Growth Portfolio	$320 million

Additional Information About Jackson Square

Jackson Square Partners, LLC, 101 California Street, Suite 3750, San Francisco CA 94111, a Delaware limited liability company, is majority owned and controlled by key employees of the Adviser through California Street Partners LP, located at the same address. No one individual owns more than 25%. Macquarie Investment Management Trust has a non-voting minority ownership interest in Jackson Square. Macquarie Investment Management Trust is an indirect subsidiary of Macquarie Group Limited, a publicly traded company located at 50 Martin Place, Level 6, Sydney, NSW 2000, Australia. Macquarie Group Limited’s ISIN, SEDOL and ticker are AU000000MQG1, B28YTC2 and MQG, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Jackson Square, all located at 101 California Street, Suite 3750, San Francisco, CA 94111, are listed below.

Name	Principal Occupation/Title
Jeffrey Van Harte	Chairman and Chief Investment Officer
Van Tran	Chief Financial Officer
Sean Kreiger	Chief Compliance Officer
Kevin Brown	Member of Board of Directors, Managing Partner
Daniel Prislin	Member of Board of Directors, Portfolio Manager

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Jackson Square. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Jackson Square, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Jackson Square or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the event described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

April 30, 2019

U.S. Strategic Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING A RECENT MONEY MANAGER CHANGE

An Information Statement regarding a recent money manager change related to the U.S. Strategic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager change related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jackson Square Partners, LLC to serve as a new non-discretionary money manager to the Fund. This change became effective on February 12, 2019.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/RIC/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding this recent money manager change, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

April 30, 2019

To Shareholders of the U.S. Strategic Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details a recent money manager event related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Jackson Square Partners, LLC (“Jackson Square”) to serve as a new non-discretionary money manager to the Fund. This change became effective on February 12, 2019.

The attached Information Statement provides information about Jackson Square, the new portfolio management contract with Jackson Square and the Board’s considerations in approving the new portfolio management contract.

Please note that the Fund is not required to obtain shareholder approval for this money manager event. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

U.S. STRATEGIC EQUITY FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the U.S. Strategic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among the strategies of multiple money managers unaffiliated with RIM. The Fund employs discretionary and non-discretionary money managers. The Fund’s discretionary money managers select the individual portfolio securities for the assets assigned to them. The Fund’s non-discretionary money managers provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM manages Fund assets not allocated to discretionary money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Money Manager

On February 11, 2019, the Board authorized the signing of an interim portfolio management contract to engage Jackson Square Partners, LLC (“Jackson Square”) as a non-discretionary money manager with respect to a portion of the assets of the Fund assigned to them by RIM. On February 26, 2019, the Board ratified the approval of the interim portfolio management contract and authorized the signing of a final portfolio management contract with Jackson Square.

Portfolio Management Contract

On February 11, 2019, RIM, as fiduciary for RIC, entered into an interim portfolio management contract with Jackson Square. On February 26, 2019, RIM ratified the interim portfolio management contract and, as fiduciary for RIC, entered into a final portfolio management contract with Jackson Square. The final portfolio management contract will continue until May 31, 2020. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Jackson Square and by Jackson Square upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contract

Section 15 (“Section 15”) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires, among other things, that the Board of Trustees (the “Board”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve in-person for an initial term not to exceed two years and, thereafter, approve in-person on at least an annual basis the continuation of the advisory agreement with Russell Investment Management, LLC (“RIM”) (the “RIM Agreement”) and, in the case of Funds employing a managers-of-managers method of investment (“Manager-of-Managers Funds”), the portfolio management contract with each money manager of the Manager-of-Managers Funds (collectively, the “portfolio management contracts”), and that the terms and conditions of the RIM Agreement and the terms and conditions of each portfolio management contract provide for its termination if continuation is not approved annually. Rule 15a-4(b)(1) under the 1940 Act (“Rule 15a-4”) provides an exception from the requirements of Section 15 to permit a person to serve as an investment adviser (or subadviser) to a fund pursuant to an interim advisory agreement (or subadvisory agreement) if the following conditions are met:

a.

the previous agreement was terminated by: (i) the board of trustees or the vote of a majority of the outstanding voting securities of the registered investment company, (ii) a failure to renew the previous agreement, or (iii) an assignment in which the investment adviser (or subadviser) or a controlling person of the investment adviser (or subadviser) does not directly or indirectly receive money or other benefit;

b.	the compensation to be received under the interim agreement is no greater than the compensation the adviser (or subadviser) would have received under the previous agreement;

c.	the interim agreement has a term no greater than 150 days following the date the previous agreement was terminated; and

d.

the fund’s board of trustees, including a majority of the independent trustees, has approved the interim agreement within 10 business days after the termination of the previous agreement at a meeting in which trustees may participate by any means of communication that allow all trustees participating to hear each other simultaneously during the meeting.

In evaluating approval or continuation of portfolio management contracts pursuant to Section 15, the Board considers that Manager-of-Managers Funds, in employing a manager-of-managers method of investment, operate in a manner that is different from most other investment companies. In the case of most other investment companies, an investment advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Manager-of-Managers Funds, RIM, however, has engaged multiple unaffiliated money managers whereby an advisory fee is paid by the Manager-of-Managers Fund to RIM which in turn compensates the money manager firms. A money manager may have (1) a discretionary asset management assignment pursuant to which it is allocated a portion of a Manager-of-Managers Fund’s assets to manage directly in its discretion; (2) a non-discretionary assignment pursuant to which it provides a model portfolio to RIM representing its investment recommendations, based upon which RIM purchases and sells securities for a Manager-of-Managers Fund; or (3) both a discretionary and a non-discretionary assignment.

The Board considers that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Manager-of-Managers Funds. Although RIM traditionally has managed Fund exposures through the selection of and allocations to money managers, innovations in RIM portfolio management techniques together with evolutions in available technology, tools and analytics have resulted in changes in RIM’s approach to its Fund investment advisory services. In this regard, assets of each Manager-of-Managers Fund generally have been allocated among RIM and the multiple money manager strategies selected by RIM, subject to Board approval, for that Fund. RIM manages the investment of each Manager-of-Managers Fund’s cash and also may manage directly any portion of each Manager-of-Managers Fund’s assets that RIM determines not to allocate to the money manager strategies and portions of a Manager-of-Managers Fund during transitions between money managers. The Manager-of-Managers Funds usually, but not always, pursue a strategy to be fully invested by exposing all or a portion of their cash to the performance of appropriate markets by purchasing equity securities, fixed income securities and/or derivatives, which typically include futures contracts. This cash “equitization” strategy is managed by RIM. In the case of non-discretionary money manager assignments, RIM itself manages portions of a Manager-of-Managers Fund based upon model portfolios provided by the non-discretionary money managers. In the case of non-discretionary money manager assignments for equity funds, RIM implements model equity portfolios through an “enhanced portfolio implementation,” or “emulation,” process designed to reduce trades and lower turnover, and provide more flexibility to manage tax impacts of trades. In all cases, Manager-of-Managers Fund assets are managed directly by RIM pursuant to authority provided by the RIM Agreement.

RIM is responsible for selecting, subject to Board approval, money managers for each Manager-of-Managers Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies and RIM itself. Each discretionary money manager for a Manager-of-Managers Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Manager-of-Managers Fund assigned to it by RIM (each, a “segment”) in accordance with the Manager-of-Managers Fund’s applicable investment objective, policies and restrictions, any specific parameters placed by RIM upon their selection of portfolio securities and the money manager’s specified role in a Manager-of-Managers Fund. For each Manager-of-Managers Fund, RIM is responsible for, among other things, providing each money manager with a statement of the investment parameters and policies for the assets allocated to it and any specific investment restrictions; monitoring the performance of each money manager and Fund; generally supervising compliance by each money manager with each Fund’s investment objective and policies; with respect to Funds with non-discretionary money managers, purchasing and selling securities for the Funds based on model portfolios representing the investment recommendations of the non-discretionary money managers; managing Fund assets that are not allocated to money manager strategies; managing the Funds’ cash balances; and recommending at least annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board additions or terminations of money managers or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are, in RIM’s judgment, appropriate. RIM may impose specific investment or strategy parameters from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Manager-of-Managers Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on the basis of other factors, including anticipated compatibility with other money managers in the same Manager-of-Managers Fund. In light of the foregoing, the overall performance of each Manager-of-Managers Fund has reflected, in great part, the performance of RIM in designing the Manager-of-Managers Fund’s investment program, structuring the Manager-of-Managers Fund, selecting effective money managers on a discretionary or non-discretionary basis, and allocating assets among the money managers or their strategies and RIM in a manner designed to achieve the investment objectives of the Manager-of-Managers Fund.

The Board considers that the prospectus for each Manager-of-Managers Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Manager-of-Managers Fund, rather than the investment selection or recommendation role of the Manager-of-Managers Fund’s money managers, and describe the manner in which the Manager-of-Managers Fund operates so that investors may take that information into account when deciding to purchase shares of the Manager-of-Managers Fund.

At a special meeting held by conference call on January 9, 2019 (the “January 9 Meeting”), RIM informed the Board that Suffolk Capital Management, LLC (“Suffolk”), a discretionary money manager for the RIC U.S. Strategic Equity Fund and the RIC U.S. Dynamic Equity Fund (individually, an “Affected Fund” and collectively, the “Affected Funds”), unexpectedly had notified RIM on January 2, 2019 that Suffolk would cease operations on January 31, 2019, thereby effectively terminating its discretionary portfolio management agreement with the Affected Funds (the “Suffolk Agreement”) on that date.

On an informational conference call on January 29, 2019 (the “January 29 Call”), RIM provided the Board with an update on Suffolk’s plan to cease operations and reported that RIM would recommend that the Board approve a new non-discretionary portfolio management agreement (the “New Agreement”) for the Affected Funds with Jackson Square Partners LLC (“Jackson Square”) at a special Board meeting scheduled to be held in person on February 11, 2019 (the “Special Meeting”). RIM reported that effective January 31, 2019, upon the termination of the Suffolk Agreements, RIM would take control of the portions of each Affected Fund’s assets that had been allocated to Suffolk (in each case, a “Suffolk Sleeve”), and, while retaining the portfolio investments in the Suffolk Sleeve pending Board consideration of the New Agreement at the Special Meeting, RIM in the interim would monitor and manage total risk and liquidity in each Affected Fund, while seeking to capitalize on opportunities embedded in each Affected Fund’s Suffolk Sleeve as it deemed appropriate. Due to unforeseen adverse weather conditions which affected travel to the meeting location, the Special Meeting, which had been scheduled to be an in-person meeting, instead was held by conference telephone call pursuant to which all persons participating in the meeting could hear each other simultaneously. At the Special Meeting, the Board, reflecting the change in the Special Meeting from an in-person meeting to a conference call meeting, received a proposal from RIM to enter into an interim non-discretionary portfolio management agreement with Jackson Square for the Affected Funds (the “Interim Agreement”). RIM advised the Board that Suffolk’s momentum investment strategy had a shorter-term horizon with a higher relative turnover and a more concentrated portfolio, and that, without implementation of the Interim Agreement, the assets in the Suffolk Sleeve would be at risk of issuer and/or market developments during the period from the Special Meeting to the Board’s consideration of the New Agreement at the next quarterly in-person Board meeting (the “Interim Period”). To provide suitable portfolio management services with respect to the Suffolk Sleeve assets and continuity in the Affected Funds’ overall investment programs during the Interim Period, RIM expressed its belief that implementation of the Interim Agreement would be in the best interests of each Affected Fund and its shareholders. RIM advised the Board that at the next quarterly Board meeting, scheduled to be held in person on February 26, 2019 (the “Quarterly Board Meeting”), RIM would submit the Interim Agreement for the Board’s ratification and approval, and submit the New Agreement, to replace the Interim Agreement, for the Board’s consideration.

Of the Affected Funds’ assets allocated to money managers or a separate RIM direct management account (i.e. not including assets in the liquidity reserve account managed directly by RIM, which may constitute 5% or more of assets at any given time), at the time of the Special Meeting, the target allocation of assets (1) to the Suffolk Sleeves was 17% for the RIC U.S. Strategic Equity Fund and 29% for the RIC U.S. Dynamic Equity Fund and (2) to a separate RIM direct management account was 30% for the RIC U.S. Strategic Equity Fund and 25% for the RIC U.S. Dynamic Equity Fund.

RIM’s proposal to implement the Interim Agreement during the Interim Period and to submit the New Agreement for consideration by the Board at the in-person Quarterly Board Meeting reflected the conditions of Rule 15a-4 for temporary relief from the in-person meeting requirements applicable to Board approval of portfolio management agreements under Section 15. RIM advised the Board, among other things, that its proposal did not satisfy all conditions for reliance on Rule 15a-4 but was substantially consistent with such conditions to the extent practicable under the circumstances, served the purposes underlying Rule 15a-4 and did not raise concerns addressed by Section 15, and was in the best interests of the Affected Funds and their shareholders. In this regard, RIM stated:

a.	the compensation payable to Jackson Square under the Interim Agreement would be no greater than the compensation Suffolk would have received under the Suffolk Agreement;

b.	the Interim Agreement would remain in effect for no longer than 150 days following the date the Suffolk Agreement was terminated; and

c.

the Board, including a majority of the Independent Trustees, was being asked to approve the Interim Agreement within 10 business days after the termination of the Suffolk Agreement at the Special Meeting in which Trustees were participating by conference call that allowed all Trustees participating to hear each other simultaneously during the Special Meeting.

The Trustees approved the Interim Agreement based substantially on RIM’s recommendation and advice that the Interim Agreement was needed to provide suitable portfolio management services with respect to the assets in the Affected Funds’ Suffolk Sleeves and continuity in the Affected Funds’ overall investment programs during the Interim Period. The Board considered RIM’s advice that, due to the nature of Suffolk’s strategy and portfolio, continuing retention of the investments in the Suffolk Sleeve for the Interim Period could result in significant disruption to the Affected Funds’ respective investment programs, especially in the event of issuer and/or market developments, and, potentially, serious consequences to Affected Funds and their shareholders.

In addition to the reasons advanced by RIM to implement the Interim Agreement, the Trustees’ evaluation of the Interim Agreement for each Affected Fund also reflected information as to Jackson Square’s role in the management of the Affected Funds’ investment portfolio (including the amount of Fund assets to be managed pursuant to Jackson Square’s strategy) and RIM’s evaluation of the anticipated quality of the non-discretionary investment advisory services to be provided by Jackson Square; confirmation by RIM that there were no significant business relationships between Jackson Square and RIM or Russell Investments Financial Services, LLC, the Affected Funds’ underwriter; the CCO’s evaluation of Jackson Square’s compliance program, policies and procedures in relation to Jackson Square’s role in the management of the Affected Funds’ investment portfolio, and certification by the CCO that they were consistent with applicable regulatory standards; RIM’s explanation as to the lack of relevance of Jackson Square’s profitability to the evaluation of portfolio management contracts with money managers because the willingness of money managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by Jackson Square to other clients; RIM’s belief that the proposed Jackson Square fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the decrease in aggregate money manager fees to be paid by RIM from its advisory fee as a result of the engagement of Jackson Square pending the Board’s consideration of the New Agreement; and the expected costs of transitioning Fund assets to Jackson Square’s strategy. RIM confirmed that no money manager fees under the Interim Agreement would be payable to Jackson Square during the Interim Period.

At the in person Quarterly Board Meeting, the Board received proposals from RIM to (i) ratify and approve the Interim Agreement, and (ii) approve the New Agreement to replace the Interim Agreement. RIM noted that, with the exception of the term of the agreements and certain non-material changes of a clarifying nature to be made, the terms and conditions of the New Agreement were the same in all material respects to the Interim Agreement. The Trustees ratified and approved the Interim Agreement and approved the terms of the New Agreement, including the proposed fee rate thereunder, based upon RIM’s recommendation. The Trustees’ approval of the New Agreement reflected the Board’s familiarity with the Affected Funds and information received and discussed at the January 9 Meeting, the January 29 Call and the Special Meeting, and findings made at the Special Meeting, in connection with their evaluation and approval of the Interim Agreement. The Trustees’ approval also reflected their findings at prior meetings, including their May 21, 2018 meeting in connection with their evaluation and approval of the Affected Funds’ existing investment advisory agreement with RIM and then current money managers for the Affected Funds, as well as information received throughout the course of the year regarding, among other things, the quality of services provided to the Affected Funds in the case of existing money managers and the reasonableness of the aggregate investment advisory fees paid by the Affected Funds, as well as the fact that the aggregate investment advisory fees paid by the Affected Funds would not increase or decrease as a result of the implementation of the Interim or New Agreements because Jackson Square’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment selection or recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Jackson Square, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it, in the case of discretionary money managers, or the monthly average of all the assets allocated to its strategy, in the case of non-discretionary money managers. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.74% (estimated to be $22,817,610 based on an assumed average asset level of $3,083,460,850 for the twelve months ended October 31, 2018, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.13% (estimated to be $4,008,499 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.11% (estimated to have been $3,391,807 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Jackson Square.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Jackson Square acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of March 31, 2019
RIC U.S. Dynamic Equity Fund	$114 million
RIF U.S. Strategic Equity Fund	$421 million
Delaware Foundation Moderate Allocation Fund	$10 million
Delaware U.S. Growth Fund	$2,376 million
Delaware VIP U.S. Growth Fund	$361 million
Jackson Square Partners Large-Cap Growth Fund	$116 million
MassMutual Select Growth Opportunities Fund	$279 million
PACE Large Co Growth Equity Fund	$480 million
Vanguard U.S. Growth Fund	$3,787 million
Vanguard VIF Growth Portfolio	$320 million

Additional Information About Jackson Square

Jackson Square Partners, LLC, 101 California Street, Suite 3750, San Francisco CA 94111, a Delaware limited liability company, is majority owned and controlled by key employees of the Adviser through California Street Partners LP, located at the same address. No one individual owns more than 25%. Macquarie Investment Management Trust has a non-voting minority ownership interest in Jackson Square. Macquarie Investment Management Trust is an indirect subsidiary of Macquarie Group Limited, a publicly traded company located at 50 Martin Place, Level 6, Sydney, NSW 2000, Australia. Macquarie Group Limited’s ISIN, SEDOL and ticker are AU000000MQG1, B28YTC2 and MQG, respectively.

The names and principal occupations of the principal executive officers and each director or general partner of Jackson Square, all located at 101 California Street, Suite 3750, San Francisco CA 94111, are listed below.

Name	Principal Occupation/Title
Jeffrey Van Harte	Chairman and Chief Investment Officer
Van Tran	Chief Financial Officer
Sean Kreiger	Chief Compliance Officer
Kevin Brown	Member of Board of Directors, Managing Partner
Daniel Prislin	Member of Board of Directors, Portfolio Manager

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Jackson Square. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Jackson Square, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Jackson Square or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the event described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.